UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22902

First Trust New Opportunities MLP & Energy Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a
                    Wilton, CT 06897
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust
New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
For the Six Months Ended
April 30, 2020

First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Letter from the Chairman and CEO
April 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust New Opportunities MLP & Energy Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2020.
Just one month ago, I noted in a letter to shareholders that a handful of states were set to open some “nonessential” businesses by early May. As of May 20, 2020, I am pleased to report that all 50 states and U.S. territories have eased some restrictions on businesses and social activity. Keep in mind, however, that the plan does entail governors phasing in the opening of businesses in the coming weeks or potentially months, so I see this news as essentially marking the beginning of the rebuilding process for the U.S. economy. We all need to be aware as well of the possibility of an uptick or even surge in the coronavirus (“COVID-19”) infections as more people venture out of their homes. Prior to the last couple of weeks or so, the stay-at-home mandate severely restricted the movements of close to 315 million Americans, according to The Washington Post. To put this further into perspective, because so many stores have been closed and so many people have been hunkering down at home, retail-store traffic in the U.S. plunged 91.2% year-over-year for the week ended May 16, 2020, according to Bloomberg. Truly amazing!
In this COVID-19 pandemic, there appears to be a notable disconnect between the state of the U.S. economy, which is expected to go from bad to downright terrible between the first quarter and second quarter of the year, and the performance of the stock market, which has been much better than expected. While the data and commentary in this report are technically supposed to run through April 30, 2020, I feel compelled to offer insight that is as up to date as possible. The 2020 peak in the stock market, as measured by the S&P 500® Index (the “Index”), occurred on February 19. That day also marked the all-time high for the Index. From February 19, 2020, through March 23, 2020, the Index declined by 33.92% on a price-only basis (no dividends included), according to Bloomberg. We should note that the Index slid into bear market territory on March 12, 2020. A bear market is defined by a 20% or greater decline in price from its most recent peak. That took just 16 trading days, the quickest plunge into a bear market ever. From March 23, 2020 through May 20, 2020, the Index staged an impressive rebound, posting a price-only gain of 32.82%, according to Bloomberg. As of May 20, 2020, the Index stood just 12.24% below its all-time high set on February 19, 2020. But the game, as they say, is not over. Even though stocks have rebounded significantly from their March lows, 68% of the money managers that participated in the most recent Bank of America global fund manager survey believe that stocks are still in a bear market, according to MarketWatch. What are they likely concerned about? In addition to a dismal economic outlook for the near-term, research from Bespoke Investment Group, an independent research firm, indicates that there have been 25 bear markets since 1928 and 60% of the time the Index declined a second time during the bear market and went on to establish a new low for the period.
With respect to the state of the economy, the Congressional Budget Office announced on May 19, 2020, that it sees real U.S. gross domestic product (“GDP”) declining by an annualized 38% in the second quarter of 2020, reportedly in line with Wall Street economists, according to CNBC. Some estimates are more dire. The GDP estimate from the Atlanta Federal Reserve calls for a 42% plunge. These numbers are so large in scope they are mind-boggling. The Bureau of Economic Analysis is scheduled to release its GDP report on July 30, 2020. Until then, we may continue to have a disconnect between the economy and the markets. Let us hope it is as positive as the one we are currently enjoying.
The U.S. government shut down huge chunks of our economy in order to protect lives and prevent our health care system from being overwhelmed by COVID-19 patients. Our economic woes, in other words, are man-made. The remedies to this pandemic will also likely be man-made. They could come in the form of therapeutics and/or a vaccine. Perhaps more than one vaccine. At this stage of the pandemic fight, we have one message for investors: Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust New Opportunities MLP & Energy Fund (FPL)
“AT A GLANCE”
As of April 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FPL
Common Share Price	$4.71
Common Share Net Asset Value (“NAV”)	$5.30
Premium (Discount) to NAV	(11.13)%
Net Assets Applicable to Common Shares	$136,326,331
Current Distribution per Common Share(1)	$0.0375
Current Annualized Distribution per Common Share	$0.4500
Current Distribution Rate on Common Share Price(2)	9.55%
Current Distribution Rate on NAV(2)	8.49%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 4/30/20	1 Year Ended 4/30/20	5 Years Ended 4/30/20	Inception (3/26/14) to 4/30/20
Fund Performance(3)
NAV	-39.67%	-41.62%	-14.41%	-10.75%
Market Value	-41.74%	-42.86%	-14.74%	-13.11%
Index Performance
S&P 500® Index	-3.16%	0.86%	9.11%	9.92%
Alerian MLP Total Return Index	-34.48%	-40.79%	-15.02%	-11.75%
Wells Fargo Midstream MLP Total Return Index	-32.47%	-36.76%	-13.34%	-8.91%

Industry Classification	% of Total Investments
Petroleum Product Transmission	36.2%
Natural Gas Transmission	36.1
Crude Oil Transmission	20.5
Electric Power & Transmission	3.8
Other	1.6
Propane	1.0
Coal	0.8
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	14.6%
TC PipeLines, L.P.	12.8
Magellan Midstream Partners, L.P.	10.7
Williams (The) Cos., Inc.	7.1
ONEOK, Inc.	5.5
Energy Transfer, L.P.	5.0
Holly Energy Partners, L.P.	5.0
Shell Midstream Partners, L.P.	4.5
Plains All American Pipeline, L.P.	4.3
TC Energy Corp.	4.2
Total	73.7%
(1)	Most recent distribution paid or declared through 4/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 4/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust New Opportunities MLP & Energy Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships (“MLPs”) and other high-payout securities such as pipeline companies, power utilities, YieldCos and energy infrastructure real estate investment trusts (“REITs”). EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.1 billion of assets as of April 30, 2020. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds (“ETF”), a sleeve of an actively managed ETF, a sleeve of a series of variable insurance trust, and an open-end UCITS fund incorporated in Ireland. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
Commentary
First Trust New Opportunities MLP & Energy Fund
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly traded MLPs, MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the Wells Fargo Midstream MLP Total Return Index (“WCHWMIDT”) (collectively the “MLP benchmarks”), the total returns for the MLP benchmarks for the six-month period ended April 30, 2020 were -34.48% and -32.47%, respectively. For AMZX, this return reflects a positive 2.91% from distribution payments, while the remaining returns are due to share price depreciation. For WCHWMIDT, this return reflects a positive 2.89% from distribution payments, while the remaining returns are due to share price depreciation. These figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs.
Performance Analysis
On a net asset value (“NAV”) basis, for the six-month period ended April 30, 2020, the Fund provided a total return1 of -39.67%, including the reinvestment of dividends. This compares, according to collected data, to a total return of -3.16% for the S&P 500® Index (the “Index”), -34.48% for AMZX and -32.47% for WCHWMIDT. On a market value basis, the Fund had a total return1, including the reinvestment of dividends, of -41.74% for the six-month period ended April 30, 2020. At the end of the period, the Fund was priced at $4.71, while the NAV was $5.30, a discount of 11.13%. On October 31, 2019, the Fund was priced at $8.66, while the NAV was $9.41, a discount of 7.97%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2020 (Unaudited)
The Fund’s regular monthly Common Share distribution was $0.075 for the period from November 2019 through April 2020. A monthly distribution of $0.0375 was declared for the period May 2020 through July 2020. The distribution reduction results from three factors that have lowered the Fund’s distributable cash flow: 1) a reduction in Fund assets as a result of portfolio sales to reduce Fund leverage to maintain compliance with applicable leverage limits, 2) reduced dividend payments from portfolio companies lowering dividend payout ratios and 3) anticipated changes to the portfolio composition including the Fund’s use of leverage and reductions to income from the covered call strategy.
For the six-month period ended April 30, 2020, the Fund’s NAV underperformed the -33.48% average of the MLP benchmarks by 619 basis points (“bps”). Leverage had a negative effect on the performance of the Fund and is the primary driver of the Fund’s underperformance during the reporting period. Derivatives had a positive impact on the performance of the Fund over the reporting period. Two important factors affecting the return of the Fund, relative to the average of the MLP benchmarks, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a current maximum commitment amount of $40,000,000. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. During the reporting period, prices of securities held by the Fund declined and the effect of changes in common share NAV and common share total return loss was magnified by the use of leverage. Unlike the Fund, the MLP benchmarks are not leveraged, nor are their returns net of an accrual for taxes.
Market and Fund Outlook
The dramatic price declines in crude oil due to Saudi and Russian production decisions coupled with the demand shock related to the coronavirus (“COVID-19”) pandemic triggered an unprecedented sell-off of energy pipeline and midstream companies in the first four months of 2020. These dramatic share price declines far exceed any expected reduction in composite earnings of the Fund’s portfolio companies. The reason for this, in EIP’s view, is a massive de-leveraging of the MLP-dedicated closed-end funds that hold a significant portion of the shares of the MLPs in the Fund.
Weak market conditions drove a -21% decline in the AMZX between January 1 and February 28, 2020, then panic took hold in March driving another -59% decline by March 18 (Source: Bloomberg). Our analysis indicates that forced selling by levered closed-end MLP funds was ~$4.3 billion and outflows from open-end funds were ~$0.9 billion in a four-week period. This is nearly $1 billion more than the selling that occurred over a nine-month period in 2015-2016 when oil prices corrected from their highs of over $100 per barrel, due to outflows and de-leveraging but on assets that were nearly three times as large as today.
We believe the potential effect on the earnings of the Fund’s portfolio from recent events is far less severe than the price decline experienced in the first four months of 2020. For example, at the end of April 2020, nearly half of the portfolio was invested in state-regulated utilities, sponsored vehicles of much larger corporations like Royal Dutch Shell PLC, and natural gas pipelines for which we expect negligible medium-term recurring earnings impact. The reason is that state-regulated utilities earn an allowed return on invested capital and any near-term hit to earnings will mostly be recovered in customer rates over time. The sponsored vehicles may also exhibit some near-term earnings weakness but since most of their revenues come from their own parent organizations, we do not expect much more than a 10% reduction to recurring earnings through 2021. Additionally, the Fund’s second largest holding at the end of the period was a Canadian pipeline company that is unique among other midstream companies as over 90% of the company’s cash flow is derived from regulated or contracted assets.
Overall, we expect the Fund’s portfolio companies to experience much less earnings pressure in 2020 and 2021 than the S&P 500® Index yet the companies owned by the Fund have underperformed this broad market index. Calendar year 2020 consensus earnings expectations for the S&P 500® Index are down 26% from the end of January to the end of April while the weighted average 2020 consensus earnings expectations of the Fund’s portfolio companies are down only 11% over the same period. Consensus expectations for 2021 earnings tell a similar story yet the Fund’s portfolio company valuations have suffered a much bigger decline because of the liquidity event at the MLP-dedicated closed-end funds. At the end of April 2020, the Fund’s portfolio traded at 11.0x 2020 P/E multiple which compares to 22.5x for the S&P 500® Index despite having earnings that appear less affected by the extraordinary events that have unfolded over the last few months (Source: Bloomberg, FactSet).

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments
April 30, 2020 (Unaudited)
Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 79.7%
	Chemicals – 1.9%
142,300	Westlake Chemical Partners, L.P. (a)	$2,558,554
	Gas Utilities – 1.1%
99,500	Suburban Propane Partners, L.P. (a)	1,537,275
	Independent Power & Renewable Electricity Producers – 1.2%
33,319	NextEra Energy Partners, L.P. (a) (b)	1,675,612
	Oil, Gas & Consumable Fuels – 75.5%
321,211	Alliance Resource Partners, L.P.	1,246,299
245,441	BP Midstream Partners, L.P. (a)	2,807,845
22,000	Cheniere Energy Partners, L.P. (a)	742,060
938,960	Energy Transfer, L.P. (a)	7,887,264
1,300,864	Enterprise Products Partners, L.P. (a) (c)	22,843,172
530,217	Holly Energy Partners, L.P. (a)	7,810,096
407,689	Magellan Midstream Partners, L.P. (a) (c)	16,768,249
170,100	MPLX, L.P. (a)	3,078,810
138,100	Phillips 66 Partners, L.P. (a)	5,876,155
759,700	Plains All American Pipeline, L.P. (a)	6,708,151
483,700	Shell Midstream Partners, L.P. (a)	7,105,553
597,732	TC PipeLines, L.P. (a)	20,024,022
		102,897,676
	Total Master Limited Partnerships	108,669,117
	(Cost $149,593,872)
COMMON STOCKS – 35.2%
	Electric Utilities – 1.1%
20,000	Exelon Corp.	741,600
28,000	PPL Corp.	711,760
		1,453,360
	Multi-Utilities – 3.7%
55,000	Public Service Enterprise Group, Inc.	2,789,050
18,000	Sempra Energy	2,229,300
		5,018,350
	Oil, Gas & Consumable Fuels – 30.4%
146,985	Enbridge, Inc. (c)	4,509,500
126,493	Equitrans Midstream Corp. (a)	1,060,011
238,400	Inter Pipeline, Ltd. (CAD) (a)	1,993,589
84,604	Keyera Corp. (CAD) (a)	1,255,126
416,128	Kinder Morgan, Inc. (c)	6,337,630
285,561	ONEOK, Inc. (a)	8,546,841
143,487	TC Energy Corp. (a)	6,652,057
573,717	Williams (The) Cos., Inc. (a) (c)	11,112,898
		41,467,652
	Total Common Stocks	47,939,362
	(Cost $69,670,399)
	Total Investments – 114.9%	156,608,479
	(Cost $219,264,271) (d)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.5)%
(1,460)	Enbridge, Inc. (e)	$(4,479,280)	$42.50	Jul 2020	(1,460)
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments (Continued)
April 30, 2020 (Unaudited)
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(3,100)	Enterprise Products Partners, L.P.	$(5,443,600)	$18.00	Jun 2020	$(387,500)
(3,461)	Kinder Morgan, Inc. (e)	(5,271,103)	23.00	Jun 2020	(6,922)
(900)	Magellan Midstream Partners, L.P.	(3,701,700)	47.50	Jun 2020	(58,500)
(3,500)	Williams (The) Cos., Inc.	(6,779,500)	21.00	Jun 2020	(220,500)
	Total Call Options Written				(674,882)
	(Premiums received $572,228)

Outstanding Loan – (17.5)%	(23,900,000)
Net Other Assets and Liabilities – 3.1%	4,292,734
Net Assets – 100.0%	$136,326,331

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of this security’s position represents cover for outstanding options written.
(d)	Aggregate cost for federal income tax purposes was $182,317,662. As of April 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,079,392 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $44,463,457. The net unrealized depreciation was $26,384,065. The amounts presented are inclusive of derivative contracts.
(e)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2020, investments noted as such are valued at $(8,382) or (0.0)% of net assets.

CAD	Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Master Limited Partnerships*	$ 108,669,117	$ 108,669,117	$ —	$ —
Common Stocks*	47,939,362	47,939,362	—	—
Total Investments	$ 156,608,479	$ 156,608,479	$—	$—
LIABILITIES TABLE
	Total Value at 4/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (674,882)	$ (666,500)	$ (8,382)	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $219,264,271)	$ 156,608,479
Cash	3,133,699
Receivables:
Dividends	1,591,373
Investment securities sold	149,111
Income taxes	32,204
Prepaid expenses	18,317
Total Assets	161,533,183
LIABILITIES:
Outstanding loan	23,900,000
Options written, at value (Premiums received $572,228)	674,882
Payables:
Interest and fees on loan	342,477
Investment advisory fees	116,867
Audit and tax fees	91,363
Shareholder reporting fees	36,233
Custodian fees	14,167
Legal fees	7,269
Administrative fees	7,190
Transfer agent fees	7,133
Financial reporting fees	1,467
Trustees’ fees and expenses	1,460
Other liabilities	6,344
Total Liabilities	25,206,852
NET ASSETS	$136,326,331
NET ASSETS consist of:
Paid-in capital	$ 321,612,219
Par value	257,154
Accumulated distributable earnings (loss)	(185,543,042)
NET ASSETS	$136,326,331
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$5.30
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,715,381
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $141,285)		$ 4,287,578
Interest		11,206
Total investment income		4,298,784
EXPENSES:
Interest and fees on loan		6,109,349
Investment advisory fees		1,377,613
Administrative fees		66,886
Audit and tax fees		49,424
Shareholder reporting fees		37,400
Custodian fees		19,339
Transfer agent fees		13,622
Listing expense		13,306
Trustees’ fees and expenses		8,189
Legal fees		6,142
Financial reporting fees		4,551
Other		50,253
Total expenses		7,756,074
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		(3,457,290)
Current state income tax benefit (expense)	(126,203)
Current federal income tax benefit (expense)	(2,530,093)
Deferred federal income tax benefit (expense)	(16,480,015)
Deferred state income tax benefit (expense)	(740,315)
Total income tax benefit (expense)		(19,876,626)
NET INVESTMENT INCOME (LOSS)		(23,333,916)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		(14,524,421)
Written options contracts		2,492,576
Foreign currency transactions		(16,214)
Net realized gain (loss) before taxes		(12,048,059)
Current federal income tax benefit (expense)	2,530,093
Current state income tax benefit (expense)	118,927
Total income tax benefit (expense)		2,649,020
Net realized gain (loss) on investments, written options and foreign currency transactions		(9,399,039)
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		(77,667,426)
Written options contracts		(809,062)
Foreign currency translation		223
Net change in unrealized appreciation (depreciation) before taxes		(78,476,265)
Deferred federal income tax benefit (expense)	16,480,015
Deferred state income tax benefit (expense)	740,315
Total income tax benefit (expense)		17,220,330
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translation		(61,255,935)
NET REALIZED AND UNREALIZED GAIN (LOSS)		(70,654,974)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$(93,988,890)

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statements of Changes in Net Assets
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ (23,333,916)	$ 3,202,847
Net realized gain (loss)	(9,399,039)	(4,288,047)
Net increase from payment by the sub-advisor	—	177
Net change in unrealized appreciation (depreciation)	(61,255,935)	23,803,646
Net increase (decrease) in net assets resulting from operations	(93,988,890)	22,718,623
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	—	(6,521,445)
Return of capital	(11,566,061)	(16,608,333)
Total distributions to shareholders	(11,566,061)	(23,129,778)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	66,216	—
Net increase (decrease) in net assets resulting from capital transactions	66,216	—
Total increase (decrease) in net assets	(105,488,735)	(411,155)
NET ASSETS:
Beginning of period	241,815,066	242,226,221
End of period	$ 136,326,331	$ 241,815,066
COMMON SHARES:
Common Shares at beginning of period	25,699,753	25,699,753
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	15,628	—
Common Shares at end of period	25,715,381	25,699,753
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Cash Flows
For the Six Months Ended April 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(93,988,890)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(134,000,490)
Sales of investments	204,724,730
Proceeds from written options	2,987,540
Amount paid to close written options	(149,452)
Return of capital received from investment in MLPs	5,098,890
Net realized gain/loss on investments and written options	12,031,845
Net change in unrealized appreciation/depreciation on investments and written options	78,476,488
Changes in assets and liabilities:
Decrease in income tax receivable	41,594
Decrease in dividends receivable	797,190
Increase in prepaid expenses	(10,022)
Increase in interest and fees payable on loan	14,596
Decrease in investment advisory fees payable	(168,025)
Decrease in audit and tax fees payable	(7,634)
Decrease in legal fees payable	(4,206)
Increase in shareholder reporting fees payable	16,234
Decrease in administrative fees payable	(7,917)
Increase in custodian fees payable	4,855
Increase in transfer agent fees payable	2,570
Decrease in Trustees’ fees and expenses payable	(4,066)
Increase in financial reporting fees payable	696
Increase in other liabilities payable	6,074
Cash provided by operating activities		$75,862,600
Cash flows from financing activities:
Proceeds from Common Shares reinvested	66,216
Distributions to Common Shareholders from return of capital	(11,566,061)
Repayment of borrowing	(65,100,000)
Cash used in financing activities		(76,599,845)
Decrease in cash and foreign currency (a)		(737,245)
Cash and foreign currency at beginning of period		3,870,944
Cash at end of period		$3,133,699
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$6,094,753
Cash paid during the period for taxes		$—

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $223.

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 4/30/2020 (Unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 9.41	$ 9.43	$ 11.95	$ 12.92	$ 14.63	$ 20.41
Income from investment operations:
Net investment income (loss)	(0.91)	0.12	(0.28)	(0.02)	0.91	(0.22)
Net realized and unrealized gain (loss)	(2.75)	0.76 (a)	(1.04) (a)	0.30	(1.36) (a)	(4.34)
Total from investment operations	(3.66)	0.88	(1.32)	0.28	(0.45)	(4.56)
Distributions paid to shareholders from:
Net realized gain	—	(0.25)	—	—	—	—
Return of capital	(0.45)	(0.65)	(1.20)	(1.26)	(1.26)	(1.22)
Total distributions paid to Common Shareholders	(0.45)	(0.90)	(1.20)	(1.26)	(1.26)	(1.22)
Common Shares offering costs charged to paid-in capital	—	—	—	—	—	0.00 (b)
Premiums from shares sold in at the market offering	—	—	—	0.01	0.00 (b)	—
Net asset value, end of period	$5.30	$9.41	$9.43	$11.95	$12.92	$14.63
Market value, end of period	$4.71	$8.66	$8.65	$11.91	$12.81	$13.86
Total return based on net asset value (c)	(39.67)%	10.34% (a)	(11.66)% (a)	1.99%	(1.54)% (a)	(22.78)%
Total return based on market value (c)	(41.74)%	10.70%	(18.70)%	2.52%	3.04%	(16.75)%
Net assets, end of period (in 000’s)	$ 136,326	$ 241,815	$ 242,226	$ 300,916	$ 307,919	$ 347,550
Portfolio turnover rate	50%	74%	64%	50%	68%	45%
Ratios of expenses to average net assets:
Including current and deferred income taxes (d)	7.61% (e) (f)	2.89%	2.81%	2.71%	2.38%	(2.93)%
Excluding current and deferred income taxes	7.60% (e) (f)	2.86%	2.79%	2.70%	2.65%	2.24%
Excluding current and deferred income taxes and interest expense	1.61% (e)	1.58%	1.57%	1.58%	1.54%	1.50%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	(3.39)% (e) (f)	(0.90)%	(0.40)%	(0.67)%	(0.87)%	0.15%
Net investment income (loss) ratio including tax expenses (d)	(3.40)% (e) (f)	(0.93)%	(0.41)%	(0.68)%	(0.60)%	5.32%
Indebtedness:
Total loan outstanding (in 000’s)	$ 23,900	$ 89,000	$ 87,500	$ 106,500	$ 104,500	$ 128,000
Asset coverage per $1,000 of indebtedness (g)	$ 6,704	$ 3,717	$ 3,768	$ 3,826	$ 3,947	$ 3,715

(a)	During the fiscal years ended October 31, 2019, 2018 and 2016, the Fund received reimbursements from the sub-advisor in the amounts of $228, $12,533 and $5,716, respectively, in connection with trade errors, which represent less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(e)	Annualized.
(f)	This ratio includes breakage fees. If breakage fees had not been included, these expense ratios would have been 4.63% lower and the net investment income ratios would have been 4.63% higher. See Note 6 - Borrowings in the Notes to Financial Statements for additional information.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
1. Organization
First Trust New Opportunities MLP & Energy Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPL” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly-traded master limited partnerships (“MLPs”), MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. Under normal market conditions, the Fund will invest at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that the Fund’s Sub-Advisor believes offer opportunities for growth and income. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts, MLPs, and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”),

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make monthly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $11,566,061 paid during the six months ended April 30, 2020 are anticipated to be characterized as return of capital for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2020 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The “Tax Cuts and Jobs Act” (the “Act”) reduced the maximum graduated income tax rate for corporations from 35% to a flat 21% for tax years that begin after December 31, 2017. For tax years that begin after December 31, 2017, the corporate alternative minimum tax is repealed. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended April 30, 2020, distributions of $6,335,570 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ —
Current state income tax benefit (expense)	(7,276)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	—
Deferred state income tax benefit (expense)	—
Total income tax benefit (expense)	$ (7,276)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. At April 30, 2020, the Fund had a net operating loss carryforward for federal and state income tax purposes of $62,360,113 and $73,264,845, respectively. The Fund’s 2020 income tax provision includes a full valuation allowance against the deferred tax assets associated with the federal and state net operating losses. Components of the Fund’s deferred tax assets and liabilities as of April 30, 2020 are as follows:
Federal net operating loss	$13,095,624
State net operating loss	5,221,651
State income taxes	—
Capital loss carryforward	20,207,299
Other	180,114
Total deferred tax assets	38,704,688
Less: federal valuation allowance	(39,027,724)
Less: state valuation allowance	(5,482,279)
Net deferred tax assets	$(5,805,315)
Deferred tax liabilities:
Unrealized gains on investment securities	$5,805,315
Total deferred tax liabilities	5,805,315
Total net deferred tax liabilities	$—
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ (19,736,139)
State income taxes, net	(922,222)
Change in valuation allowance	20,744,992
Current year change in tax rate	—
Effect of permanent differences	(79,355)
Total	$ 7,276
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
when there has been a 50% change in ownership. At October 31, 2019, the Fund had a capital loss carryforward of $89,641,417 that will expire according to the following schedule:
Fiscal Year	Amount Generated	Amount Utilized	Amount Expired	Remaining	Expiration
10/31/2015	$ 2,292,972	$ (2,292,972)	$ —	$ —	10/31/2020
10/31/2016	99,372,781	(24,849,147)	—	74,523,634	10/31/2021
10/31/2017	7,889,835	—	—	7,889,835	10/31/2022
10/31/2018	7,227,948	—	—	7,227,948	10/31/2023
	$116,783,536	$ (27,142,119)	$ —	$ 89,641,417
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of April 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
During the fiscal year ended October 31, 2019, the Fund received a reimbursement from the Sub-Advisor of $228 in connection with trade errors.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2020, were $133,907,343 and $203,201,033, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at April 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	—	Options written, at value	$ 674,882
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options	$2,492,576
Net change in unrealized appreciation (depreciation) before taxes on written options	(809,062)
During the six months ended April 30, 2020, the premiums for written options opened were $2,987,540, and the premiums for written options closed, exercised and expired were $3,886,889.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
6. Borrowings
The Fund has a committed facility agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Agreement except upon 180 calendar days’ prior notice. The maximum commitment amount is $40,000,000. Prior to March 10, 2020, the maximum commitment amount was $108,000,000. The borrowing rate under the Agreement on the floating rate financing amount is equal to 1-month LIBOR plus 85 basis points. $23,650,000 of the commitment has a fixed-rate financing of 3.46% for a ten-year period. In addition, under the Agreement, the Fund pays a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee is waived on any day in which the amount drawn on the facility is 80% or more of the total commitment. The Fund paid $4,724,500 in breakage fees during the period. The breakage fees are included in “Interest and fees on loan” on the Statement of Operations.
The average amount outstanding for the six months ended April 30, 2020 was $70,728,571, with a weighted average interest rate of 3.31%. As of April 30, 2020, the Fund had outstanding borrowings of $23,900,000, which approximates fair value, under the Committed Facility Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating rate financing amount, the high and low annual interest rates for the six months ended April 30, 2020 were 2.62% and 0.61%, respectively. The weighted average interest rate at April 30, 2020 was 3.43%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Industry Concentration Risk
Under normal market conditions, the Fund will invest at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utility companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations,

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, regulatory risk associated with the changes in the methodology of determining prices that energy companies may charge for their products and services, the effects of economic slowdown, surplus capacity, increased competition from other service providers, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 22, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust New Opportunities MLP & Energy Fund as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 21,736,898, the number of votes against was 926,509 and the number of broker non-votes was 3,036,346. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Energy Infrastructure Companies Risk. Energy infrastructure companies, such as those structured as MLPs or utility companies, may be directly affected by energy commodity prices, especially those companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
MLP and Investment Concentration Risks. The Fund’s investments are concentrated in the group of industries that are part of the energy sector, with a particular focus on MLPs, MLP-related entities and other companies in the energy sector and energy utility industries. The Fund’s concentration in the group of industries that are part of the energy sector may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the group of industries that are part of the energy sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on MLP customers and suppliers risk, commodity depletion and exploration risk, energy sector and energy utility industry regulatory risk including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities for MLPs, risk of lacking of funding for MLPs, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge to their customers. In March 2018, FERC changed its tax allowance policy to no longer permit such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. This has had a negative impact on the performance of some energy companies affected by this decision.
Other factors which may reduce the amount of cash an MLP, MLP-related entity and other energy sector and energy utility company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Non-Diversification. The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986. Accordingly, the diversification-specific regulatory requirements under the 1940 Act and the Internal Revenue Code of 1986 regarding the minimum number or size of portfolio securities do not apply to the Fund, and the Fund’s investments may be more heavily concentrated in, and thus more sensitive to changes in the prices of, securities of particular issuers.

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2020 (Unaudited)
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs or MLP-related entities, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which may not be received by the Fund in a timely manner, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

At the registrant’s organizational meeting the registrant’s Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant’s board of trustees as described below:

When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust New Opportunities MLP & Energy Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 7, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 7, 2020

* Print the name and title of each signing officer under his or her signature.